SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):  April 12, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                                                          06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD

                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

          On April 12, 2000, AmeriServe Food Distribution, Inc. announced that it will end distribution services to the Burger King system by July 2000. Service to Burger King restaurants represented approximately $2.2 billion in annual revenue to AmeriServe. AmeriServe's current Debtor-in-Possession financing is not affected by the discontinuation of service.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

-         Not Applicable

(b)       Pro forma financial information.

-         Not Applicable

(c)       Exhibits.

          Exhibit 99.4  --  Press Release dated April 12, 2000



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   NEBCO EVANS HOLDING COMPANY


                                   By:  /s/ Kevin J. Rogan
                                        -------------------------------------
                                        Name:   Kevin J. Rogan
                                        Title:  Vice President and Secretary


Date:  April 12, 2000